POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Jerry H. Blurton and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1994 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN  TESTIMONY  HEREOF,  witness  my hand this 17th day of May, 1994.



                                                         RICHARD J. STEGEMEIER
                                                         -----------------------
                                                         Richard J. Stegemeier


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Jerry H. Blurton and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1994 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN  TESTIMONY  HEREOF,  witness  my hand this 25th day of May, 1994.



                                                         ANNE L. ARMSTRONG
                                                         -----------------------
                                                         Anne L. Armstrong


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Jerry H. Blurton and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1994 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN  TESTIMONY  HEREOF,  witness  my hand this 17th day of May, 1994.



                                                         ROBERT W. CAMPBELL
                                                         -----------------------
                                                         Robert W. Campbell


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Jerry H. Blurton and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1994 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN  TESTIMONY  HEREOF,  witness  my hand this 17th day of May, 1994.



                                                         LORD CLITHEROE
                                                         -----------------------
                                                         Lord Clitheroe


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Jerry H. Blurton and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1994 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN  TESTIMONY  HEREOF,  witness  my hand this 17th day of May, 1994.



                                                         ROBERT L. CRANDALL
                                                         -----------------------
                                                         Robert L. Crandall


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Jerry H. Blurton and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1994 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN  TESTIMONY  HEREOF,  witness  my hand this 17th day of May, 1994.



                                                         W. R. HOWELL
                                                         -----------------------
                                                         W. R. Howell


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Jerry H. Blurton and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1994 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN  TESTIMONY  HEREOF,  witness  my hand this 17th day of May, 1994.



                                                         DALE P. JONES
                                                         -----------------------
                                                         Dale P. Jones


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Jerry H. Blurton and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1994 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN  TESTIMONY  HEREOF,  witness  my hand this 17th day of May, 1994.



                                                         C. J. SILAS
                                                         -----------------------
                                                         C. J. Silas


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Jerry H. Blurton and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1994 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN  TESTIMONY  HEREOF,  witness  my hand this 17th day of May, 1994.



                                                         ROGER T. STAUBACH
                                                         -----------------------
                                                         Roger T. Staubach


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Jerry H. Blurton and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1994 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN  TESTIMONY  HEREOF,  witness  my hand this 17th day of May, 1994.



                                                         E. L. WILLIAMSON
                                                         -----------------------
                                                         E. L. Williamson


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Jerry H. Blurton and Susan
S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 1994 and for all subsequent years until revoked by me or otherwise cancelled, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN  TESTIMONY  HEREOF,  witness  my hand this 17th day of May, 1994.



                                                         THOMAS H. CRUIKSHANK
                                                         -----------------------
                                                         Thomas H. Cruikshank